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                                                                   Exhibit 23.17


                      Consent of Independent Accountants


The Board of Directors
Purchasing Group, Inc. and Integrated Sourcing, LLC

We consent to the incorporation by reference of our report, which is included in Amendment No. 3 to the registration statement on Form S-1 of Internet Capital Group, Inc. (No. 333-91447) into this registration statement.


/s/ KPMG LLP

Philadelphia, Pennsylvania
December 14, 1999